ANNUAL MEETING OF SHAREHOLDERS April 23, 2018 1 File by Park National Corporation Pursuant to Rule 425 under the Securities Act of 1933 Issuing Company: Park National Corporation Registration Statement on Form S-4 File No. 333-2233559 Subject Company : NewDominion Bank

Safe Harbor Statement 2 Park cautions that any forward-looking statements contained in this presentation or otherwise made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation: Park's ability to execute our business plan successfully and within the expected timeframe; general economic and financial market conditions, specifically in the real estate markets and the credit markets, either nationally or in the states in which Park and our subsidiaries do business, may experience a slowing or reversal of the recent economic expansion in addition to continuing residual effects of recessionary conditions and an uneven spread of positive impacts of recovery on the economy and our counterparties, resulting in adverse impacts on the demand for loan, deposit and other financial services, delinquencies, defaults and counterparties' ability to meet credit and other obligations; changes in interest rates and prices may adversely impact prepayment penalty income, mortgage banking income, the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet as well as reduce interest margins and impact loan demand; changes in consumer spending, borrowing and saving habits, whether due to the newly-enacted tax legislation, changing business and economic conditions, legislative and regulatory initiatives, or other factors; changes in unemployment; changes in customers', suppliers', and other counterparties‘ performance and creditworthiness; asset/liability repricing risks and liquidity risks; our liquidity requirements could be adversely affected by changes to regulations governing bank and bank holding company capital and liquidity standards as well as by changes in our assets and liabilities; competitive factors among financial services organizations could increase significantly, including product and pricing pressures, changes to third-party relationships and our ability to attract, develop and retain qualified bank professionals; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; uncertainty regarding the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and our subsidiaries, including major reform of the regulatory oversight structure of the financial services industry and changes in laws and regulations concerning taxes, pensions, bankruptcy, consumer protection, rent regulation and housing, financial accounting and reporting, environmental protection, insurance, bank products and services, bank capital and liquidity standards, fiduciary standards, securities and other aspects of the financial services industry, specifically the reforms provided for in the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and the Basel III regulatory capital reforms, as well as regulations already adopted and which may be adopted in the future by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, the OCC, the FDIC, and the Federal Reserve Board, to implement the Dodd-Frank Act's provisions, and the Basel III regulatory capital reforms; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, and the accuracy of our assumptions and estimates used to prepare our financial statements; changes in law and policy accompanying the current presidential administration, including the recently enacted Tax Cuts and Jobs Act, and uncertainty or speculation pending the enactment of such changes; uncertainties in Park's preliminary review of, and additional analysis of, the impact of the Tax Cuts and Jobs Act;

3 Safe Harbor Statement (cont.) the effect of healthcare laws in the United States and potential changes for such laws which may increase our healthcare and other costs and negatively impact our operations and financial results; significant changes in the tax laws, which may adversely affect the fair values of net deferred tax assets and obligations of state and political subdivisions held in Park's investment securities portfolio; the effect of trade, monetary, fiscal and other governmental policies of the U.S. federal government, including money supply and interest rate policies of the Federal Reserve Board; disruption in the liquidity and other functioning of U.S. financial markets; the impact on financial markets and the economy of any changes in the credit ratings of the U.S. Treasury obligations and other U.S. government-backed debt, as well as issues surrounding the levels of U.S., European and Asian government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe and Asia; the uncertainty surrounding the actions to be taken to implement the referendum by United Kingdom voters to exit the European Union; our litigation and regulatory compliance exposure, including any adverse developments in legal proceedings or other claims and unfavorable resolution of regulatory and other governmental examinations or other inquiries; the adequacy of our risk management program; the impact of our ability to anticipate and respond to technological changes on our ability to respond to customer needs and meet competitive demands; the ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems, including as a result of cyber attacks; operational issues stemming from and/or capital spending necessitated by, the potential need to adapt to industry changes in information technology systems on which Park and our subsidiaries are highly dependent; fraud, scams and schemes of third parties; the impact of widespread natural and other disasters, pandemics, dislocations, civil unrest, terrorist activities or international hostilities on the economy and financial markets generally or on us or our counterparties specifically; demand for loans in the respective market areas served by Park and our subsidiaries; the ability to obtain required governmental and shareholder approvals with respect to, and the ability to complete, the proposed merger transaction involving Park, PNB and NewDominion Bank (the “NewDominion Transaction”) on the proposed terms within the expected timeframe; the risk that the businesses of PNB and NewDominion Bank will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the NewDominion Transaction may not be fully realized within the expected timeframe; revenues following the NewDominion Transaction may be lower than expected; customer and employee relationships and business operations may be disrupted by the NewDominion Transaction; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the SEC including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2017. Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Park National Corporation Profile (as of March 31, 2018) • 10 Community Bank Divisions • 2 Specialty Finance Companies • One non-bank workout subsidiary • 29 Ohio counties • 108 bank offices • 6 specialty finance offices • 1,750 FTEs 4

Affiliate Relative Size Based on aggregate amount of deposits, loans, repurchase agreements, and trust assets (as of March 31, 2018) PND 36% FND 7% PSD 5% RBD 7% CND 9% FKD 13% UBD 2% SND 6% SED 12% UND 3% 5

Park National Corporation Consolidated Statements of Income Source: Company Filings 6 (in thousands) Dec. 31, 2016 Dec. 31, 2017 Mar. 31, 2017 Mar. 31, 2018 Net interest income $ 238,086 $ 243,759 $ 58,952 $ 64,850 (Recovery of) provision for loan losses (5,101) 8,557 876 260 Net interest income after (recovery of) provision for loan losses $ 243,187 $ 235,202 $ 58,076 $ 64,590 Other income 84,039 86,429 18,955 26,903 Other expense 204,331 203,162 48,910 54,308 Income before income taxes $ 122,895 $ 118,469 $ 28,121 $ 37,185 Income taxes 36,760 34,227 7,854 6,062 Net income $ 86,135 $ 84,242 $ 20,267 $ 31,123

Park National Corporation Consolidated Balance Sheets Source: Company Filings 7 (in millions) Dec. 31, 2016 Dec. 31, 2017 Mar. 31, 2018 Cash & cash equivalents $ 146 $ 169 $ 277 Investment securities 1,580 1,513 1,464 Loans 5,272 5,372 5,292 Allowance for loan losses (51) (50) (49) Other assets 521 534 535 Total assets $ 7,468 $ 7,538 $ 7,519 Noninterest bearing deposits 1,523 1,634 1,618 Interest bearing deposits 3,999 4,183 4,466 Total deposits 5,522 5,817 6,084 Total borrowings 1,134 906 624 Other liabilities 70 59 58 Total shareholders’ equity 742 756 753 Total liabilities & shareholders’ equity $ 7,468 $ 7,538 $ 7,519

The Park National Bank Consolidated Statements of Income Source: Company Filings 8 (in thousands) Dec. 31, 2016 Dec. 31, 2017 Mar. 31, 2017 Mar. 31, 2018 Net interest income $ 227,576 $ 235,243 $ 57,480 $ 61,441 Provision for (recovery of) loan losses 2,611 9,898 720 (67) Net interest income after provision for (recovery of) loan losses $ 224,965 $ 225,345 $ 56,760 $ 61,508 Other income 79,959 82,742 19,114 19,915 Other expense 182,718 185,891 45,206 49,001 Income before income taxes $ 122,206 $ 122,196 $ 30,668 $ 32,422 Income taxes 37,755 34,881 9,182 5,677 Net income $ 84,451 $ 87,315 $ 21,486 $ 26,745

The Park National Bank Consolidated Balance Sheets Source: Company Filings 9 (in millions) Dec. 31, 2016 Dec. 31, 2017 Mar. 31, 2018 Cash & cash equivalents $ 146 $ 168 $ 270 Investment securities 1,573 1,508 1,453 Loans 5,235 5,339 5,274 Allowance for loan losses (49) (48) (47) Other assets 485 501 506 Total assets $ 7,390 $ 7,468 $ 7,456 Noninterest bearing deposits 1,635 1,717 1,714 Interest bearing deposits 3,995 4,180 4,463 Total deposits 5,630 5,897 6,177 Total borrowings 1,115 917 634 Other liabilities 58 48 49 Total shareholders’ equity 587 606 596 Total liabilities & shareholders’ equity $ 7,390 $ 7,468 $ 7,456

PRK Comparison to Peers Ratios at December 31 for each year Source: Company Filings and SNL data of $3 to $10 billion bank holding companies 10 PRK Price to Book % Peer Group Price to Book % PRK Price to Tangible Book Peer Group Price to Tangible Book % PRK Price to Earnings Peer Group Price to Earnings PRK Dividend Yield Peer Group Dividend Yield 2017 210% 162% 233% 203% 19.0 20.9 3.6 1.9 2016 247% 171% 274% 221% 21.4 20.5 3.1 1.7 2015 194% 136% 216% 168% 17.2 16.2 4.2 2.1 2014 196% 146% 218% 178% 16.2 19.8 4.2 1.9 2013 202% 170% 227% 192% 17.0 19.9 4.4 2.1 2012 153% 117% 172% 145% 13.2 13.4 5.8 2.8 2011 156% 109% 176% 135% 13.1 14.7 5.8 2.4 2010 177% 127% 202% 155% 21.1 17.8 5.2 2.1 2009 141% 105% 163% 140% 12.2 16.9 6.4 2.5 2008 183% 135% 217% 211% 14.6 15.7 5.3 2.9 2007 155% 138% 207% 206% 11.9 13.2 5.8 3.3 2006 242% 206% 280% 291% 14.7 17.1 3.8 2.3

Dividends 11  On April 20, 2018, the Park Board of Directors declared a quarterly cash dividend of $0.96 per common share, an increase of $0.02 per common share.  Additionally, the Park Board of Directors declared a $0.25 per common share special cash dividend.

12 64.06 64.70 61.17 62.82 61.19 58.74 68.95 68.00 64.98 64.03 62.21 50 55 60 65 70 75 12/31/2013 12/31/2014 12/31/2015 12/31/2016 12/31/2017 3/31/2018 Pe rc en t (% ) Efficiency Ratio PRK Peer Group PRK vs. Peers Source: BHC Performance Report; Peers include all bank holding companies nationwide with total assets between $3.0 and $10.0 billion. March 31, 2018 data not available for Peer Group.

Park National Corporation Nonperforming Assets Source: BHC Performance Report and Company Filings; March 31, 2018 data unavailable for Peer Group (N/A) Peers include all bank holding companies nationwide with total assets between $3.0 and $10.0 billion 13 (in thousands) Dec. 31, 2016 Dec. 31, 2017 Mar. 31, 2018 Total nonperforming loans1 $ 89,908 $ 73,848 $ 67,523 Other real estate owned 13,926 14,190 9,055 Total nonperforming assets2 $ 103,834 $ 88,038 $ 76,578 Percentage of nonperforming loans to loans (PRK) 1.71% 1.37% 1.28% Percentage of nonperforming assets to total assets (PRK) 1.39% 1.17% 1.02% Peer Group Information Percentage of nonperforming loans to loans 0.64% 0.55% N/A Percentage of nonperforming assets to total assets 0.57% 0.48% N/A Note: Total Legacy Vision Bank nonperforming assets at December 31, 2016, December 31, 2017, and March 31, 2018 were $29.2 million, $27.2 million, and $7.3 million, respectively. 1 Includes nonaccrual loans and loans past due 90 days or more and still accruing. 2 Excludes other nonperforming assets at PNB of $3.9 million and $4.8 million as of March 31, 2018 and December 31, 2017, respectively.

14 3.00 3.50 4.00 4.50 5.00 5.50 12/31/2013 12/31/2014 12/31/2015 12/31/2016 12/31/2017 3/31/2018 14.0 16.0 18.0 20.0 22.0 24.0 26.0 28.0 (A ss et s in m ill io ns ) (R ev en ue in m ill io ns ) Trust Assets (market value) (left Y axis) Fiduciary Revenue (right Y axis) The Park National Bank Fiduciary Income and Asset Trends Source: Company Filings Fiduciary income for 2018 is calculated as the annualized fiduciary income of $6.4 million for the three months ended March 31, 2018.

The Park National Bank Indirect Loan Trends Source: Company Filings 15 $0 $200 $400 $600 $800 $1,000 $1,200 12/31/2013 12/31/2014 12/31/2015 12/31/2016 12/31/2017 3/31/2018 (L oa ns in m ill io ns ) Indirect Loan Totals

16 The Park National Bank Mortgage Totals Source: Company Filings Dec. 31, 2013 Dec. 31, 2014 Dec. 31, 2015 Dec. 31, 2016 Dec. 31, 2017 Mar. 31, 2018 Portfolio Loans $1,177 $1,221 $1,248 $1,219 $1,165 $1,151 Serviced Loans $1,326 $1,264 $1,273 $1,328 $1,370 $1,369 Total Mortgage Loans $2,503 $2,485 $2,521 $2,547 $2,535 $2,520 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 D ep os it s (in m ill io ns )

17 The Park National Bank Deposit Totals Source: Company Filings Dec. 31, 2015 Dec. 31, 2016 Dec. 31, 2017 Mar. 31, 2017 Mar. 31, 2018 Noninterest Bearing $1,508 $1,635 $1,717 $1,655 $1,714 Interest Bearing $3,939 $3,995 $4,180 $4,368 $4,463 Total Deposits $5,447 $5,630 $5,897 $6,023 $6,177 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 D ep os it s (in m ill io ns )

The Park National Bank The bank of choice Headquarter Counties – Deposits (in thousands) Source: SNL, June 30, 2017 18 Bank Division Year Joined Park Hdqtr. Co. Deposits Total County Deposits % of 2017 Market Share % of 2016 Market Share 2017 Headquarter County Market Share Rank 2016 Headquarter County Market Share Rank Park National 1908 $1,613,780 $2,611,419 61.80% 62.04% 1 1 Fairfield National 1985 374,477 2,096,636 17.86% 18.68% 1 1 Richland Bank 1987 567,846 1,840,054 30.86% 29.17% 1 1 Century National 1990 471,279 1,409,758 33.43% 33.92% 1 1 First-Knox National 1997 543,554 876,117 62.04% 61.62% 1 1 Second National 2000 285,655 1,168,809 24.44% 24.73% 2 2 Security National 2001 492,712 1,529,161 32.22% 32.39% 1 1 Seven largest OH divisions $4,349,303 $11,531,954 37.72% 37.74% Other OH divisions – headquarter counties 626,405 5,387,683 11.63% 11.48% Total OH divisions – headquarter counties $4,975,708 $16,919,637 29.41% 29.39% Remaining Ohio bank deposits $1,061,440 Total Ohio bank deposits $6,037,148

Net Promoter Score Comparison of Results 35 77 78.61 79.86 0 10 20 30 40 50 60 70 80 90 Financial Industry Average 2015 PRK Average 2016 PRK Average 2017 PRK Average World Class Companies 19 Financial Industry Includes direct banks, credit unions, community banks, regional banks and national banks. Source: 2017 Satmetrix, Net Promoter Industry Benchmarks PRK data as of 12/31/2015, 12/31/2016, and 12/31/2017 All PNB banking divisions surveyed quarterly through four segments – 1Q Onilne Banking, 2Q Checking Statements, 3Q Lobbies and Drive-Thrus, 4Q Mortgage Customers.

PARK
NATIONAL BANK

Priority Series of Accounts

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Simplicity Account

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Access Account

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Connect Account

All the basics

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Park National / NewDominion 21 Park Branches (108) NewDominion Branches (2)

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ANNUAL MEETING OF SHAREHOLDERS April 23, 2018 23